Putnam Focused Large Cap Growth ETF
The fund's portfolio
5/31/24 (Unaudited)

COMMON STOCKS (99.3%)(a)
	Shares	Value
Aerospace and defense (1.1%)
TransDigm Group, Inc.	490	$658,183

		658,183
Automobiles (1.2%)
Tesla, Inc.(NON)	3,881	691,128

		691,128
Broadline retail (8.2%)
Amazon.com, Inc.(NON)	27,642	4,877,154

		4,877,154
Building products (1.4%)
Trane Technologies PLC	2,519	824,872

		824,872
Chemicals (1.0%)
Sherwin-Williams Co. (The)	1,936	588,157

		588,157
Commercial services and supplies (1.4%)
Waste Connections, Inc.	4,966	816,013

		816,013
Consumer staples distribution and retail (2.8%)
Costco Wholesale Corp.	2,033	1,646,506

		1,646,506
Entertainment (2.5%)
Live Nation Entertainment, Inc.(NON)	5,513	516,789
Netflix, Inc.(NON)	1,491	956,655

		1,473,444
Financial services (4.7%)
Mastercard, Inc. Class A	3,514	1,571,004
Visa, Inc. Class A	4,472	1,218,441

		2,789,445
Ground transportation (1.5%)
Uber Technologies, Inc.(NON)	14,191	916,171

		916,171
Health care equipment and supplies (3.1%)
Dexcom, Inc.(NON)	5,117	607,746
IDEXX Laboratories, Inc.(NON)	503	249,966
Intuitive Surgical, Inc.(NON)	2,528	1,016,559

		1,874,271
Health care providers and services (2.0%)
UnitedHealth Group, Inc.	2,472	1,224,555

		1,224,555
Hotels, restaurants, and leisure (3.2%)
Chipotle Mexican Grill, Inc.(NON)	507	1,586,667
DraftKings, Inc. Class A(NON)	8,943	314,168

		1,900,835
Interactive media and services (9.6%)
Alphabet, Inc. Class A(NON)	21,116	3,642,510
Meta Platforms, Inc. Class A	4,483	2,092,799

		5,735,309
Life sciences tools and services (1.3%)
Danaher Corp.	3,063	786,578

		786,578
Pharmaceuticals (3.5%)
Eli Lilly and Co.	2,521	2,068,077

		2,068,077
Real estate management and development (0.7%)
CoStar Group, Inc.(NON)	5,607	438,299

		438,299
Semiconductors and semiconductor equipment (17.4%)
Advanced Micro Devices, Inc.(NON)	6,913	1,153,780
Applied Materials, Inc.	2,990	643,089
Broadcom, Inc.	1,543	2,049,953
NVIDIA Corp.	5,949	6,522,067

		10,368,889
Software (19.6%)
Cadence Design Systems, Inc.(NON)	2,486	711,767
HubSpot, Inc.(NON)	1,019	622,660
Microsoft Corp.	18,134	7,527,967
Oracle Corp.	6,834	800,876
Salesforce, Inc.	4,942	1,158,602
Synopsys, Inc.(NON)	1,526	855,781

		11,677,653
Specialized REITs (1.3%)
American Tower Corp.(R)	4,029	788,636

		788,636
Specialty retail (1.1%)
Home Depot, Inc. (The)	2,040	683,135

		683,135
Technology hardware, storage, and peripherals (9.6%)
Apple, Inc.	29,630	5,696,368

		5,696,368
Textiles, apparel, and luxury goods (1.1%)
Lululemon Athletica, Inc. (Canada)(NON)	2,022	630,845

		630,845

Total common stocks (cost $43,562,816)		$59,154,523

SHORT-TERM INVESTMENTS (0.8%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 5.07%(AFF)	456,892	$456,892

Total short-term investments (cost $456,892)		$456,892
TOTAL INVESTMENTS

Total investments (cost $44,019,708)		$59,611,415

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2023 through May 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $59,587,830.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 5/31/24
Short-term investments
	Putnam Government Money Market Fund Class P†	$697,364	$2,518,672	$2,759,144	$33,790	$456,892

	Total Short-term investments	$697,364	$2,518,672	$2,759,144	$33,790	$456,892
† Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$7,208,753	$—	$—
Consumer discretionary	8,783,097	—	—
Consumer staples	1,646,506	—	—
Financials	2,789,445	—	—
Health care	5,953,481	—	—
Industrials	3,215,239	—	—
Information technology	27,742,910	—	—
Materials	588,157	—	—
Real estate	1,226,935	—	—

Total common stocks	59,154,523	—	—
Short-term investments	456,892	—	—

Totals by level	$59,611,415	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com